UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

CLEARPOINT NEURO, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5 Musick

Irvine, CA 92618

(Address of principal executive offices, zip code)

(949) 900-6833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2020, ClearPoint Neuro, Inc. (the “Company”) entered into a Second Omnibus Amendment (the “Amendment”) with PTC Therapeutics, Inc. (“PTC”), and Petrichor Opportunities Fund I LP, as collateral agent (“Petrichor,” and together with PTC, the “Investors”) to the Securities Purchase Agreement, dated as of January 11, 2020, by and among the Company, the Investors, and Petrichor as collateral agent (collectively with the Amendment, the “SPA”) in connection with the issuance of an aggregate principal amount of $7,500,000 of secured convertible notes (the “Second Closing Notes”) of the Company, with such Second Closing Notes convertible on the terms stated therein into shares of common stock, $0.01 par value per share (“Common Stock”) of the Company (together, the “Financing Transaction”).

In connection with the Amendment, the Company delivered an executed Second Closing Note to Petrichor, and Petrichor delivered the aggregate purchase price of the Second Closing Notes to the Company and pursuant to the amendment, waived the Subsequent Access Fee (as defined in the SPA).

Under the SPA, the Company retains the right, but not the obligation, to request that Petrichor purchase an additional $10,000,000 in aggregate principal amount of additional floating rate secured convertible notes of the Company (the “Third Closing Notes”) at any time on or prior to January 11, 2022; provided, that Petrichor, upon receipt of the Company’s request for Petrichor to purchase such Third Closing Notes, as the case may be, shall have the right but not the obligation to purchase such notes; provided, further, that in no event shall the Company issue or shall Petrichor purchase more than an aggregate principal amount of $10,000,000 of Third Closing Notes.

The Second Closing Notes are secured obligations of the Company. Unless earlier converted or redeemed, the Second Closing Notes will mature on January 11, 2025. The Second Closing Notes may not be pre-paid without the consent of the holder of a Second Closing Note on or before December 31, 2023 (and then only on the terms and conditions contained therein, including a five percent (5%) prepayment penalty); provided that the Company must offer to pre-pay such other holder of a Second Closing Note on the same terms and conditions. The Second Closing Notes accrue cash interest at an annual rate per annum equal to two percent (2%), on the outstanding balance of the Second Closing Notes, payable quarterly on the first business day of each calendar quarter (the “Interest Date”). In addition, the Second Closing Notes accrue paid-in-kind interest (“PIK Interest”) at a rate of five percent (5%) per year, which is calculated and capitalized as of each Interest Date and added to the principal amount of the note.

Prior to maturity or prepayment, the holders of the Second Closing Notes will have the right to convert all or any portion of their Second Closing Notes, including any accrued but unpaid interest, into shares of Common Stock at a conversion price of $10.14 per share, subject to certain adjustments as set forth in the Second Closing Notes.

The foregoing description of the terms and conditions of the Amendment, SPA and Second Closing Notes is only a summary and is qualified in its entirety by the full text of the Amendment, the form of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated by reference herein, the SPA the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K with the SEC on January 13, 2020 and is incorporated by reference herein and the full text of the Second Closing Notes, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and in incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

In the Financing Transaction, the Company offered and sold its securities to “accredited investors” (as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) thereunder and corresponding provisions of state securities laws. The SPA contains representations to support the Company’s reasonable belief that Petrichor had access to information concerning the Company’s operations and financial condition, Petrichor did not acquire the securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that Petrichor is an accredited investor. The Company relied upon the representations made by Petrichor pursuant to the SPA in determining that such exemptions were available.

Item 7.01.	Regulation FD Disclosure.

On December 29, 2020, the Company issued a press release regarding the financing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in Item 7.01 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Senior Secured Convertible Note (Second Closing).
10.1	Second Omnibus Amendment to the Securities Purchase Agreement and Senior Secured Convertible Notes, dated December 29, 2020, by and among ClearPoint Neuro, Inc., each investor identified on the signature pages thereto, and Petrichor Opportunities Fund I LP, as collateral agent.
10.2	Securities Purchase Agreement, dated January 11, 2020, by and among MRI Interventions, Inc., each investor identified on the signature pages thereto, and Petrichor Opportunities Fund I LP, as collateral agent.
99.1	Press Release, dated December 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2020	CLEARPOINT NEURO, INC.

	By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Financial Officer